UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2009
RELIANT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.
Item 2.02. Results of Operations and Financial Condition.
     On March 2, 2009, we issued a press release (earnings release) setting forth our results of operations for the three and twelve months ended December 31, 2008. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K. Copies of this Form 8-K and the earnings release are available at http://www.reliant.com/corporate in the investor relations section.
     In analyzing and planning for our business, we supplement our use of financial measures that are calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP) with a number of non-GAAP financial measures. We use these non-GAAP financial measures in communications with investors, analysts, rating agencies, banks and other parties. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, may provide a more complete understanding of factors and trends affecting our business segments. These non-GAAP financial measures should not be relied upon without considering the GAAP financial measures. Investors should review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.
     In this Form 8-K, we discuss the non-GAAP financial measures included in or attached to the earnings release, including the reasons that we believe that these measures provide useful information and the additional purposes for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment. We note that, where non-GAAP financial measures are presented on a forward-looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors include future unrealized gains/losses on energy derivatives and could include other items that may be material, such as mothballs/retirements, legal and regulatory settlements and estimated gains or losses on asset sales.
Non-GAAP Margin Measures.
     We believe that open wholesale gross margin, open energy gross margin, open wholesale contribution margin, retail gross margin and retain contribution margin are meaningful to investors and others because our management uses these measures in addition to GAAP measures, in evaluating the performance and outlook of our business segments, wholesale energy and retail energy.
     “Open Wholesale Gross Margin” and “Open Energy Gross Margin.” Open wholesale gross margin involves two components: “open energy gross margin” and “other margin.” Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices. This figure excludes the effects of other margin, our wholesale hedges and unrealized gains/losses on energy derivatives. Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies. Open wholesale gross margin excludes the effect of the following:
•	Wholesale Hedges. We exclude the recurring effect of certain wholesale hedges that were entered into primarily to mitigate certain operational risks at our generation assets. These amounts primarily relate to settlements of fuel hedges, long-term natural gas transportation contracts and storage contracts. We also exclude the effect of our wholesale energy segment’s 2008 sale of natural gas contracts to our retail energy segment. We entered into this intersegment transaction to reduce Merrill Lynch’s collateral posting obligations. The wholesale hedges described above are derived based on methodology consistent with the calculation of open energy gross margin. We also exclude the recurring effect of certain historical wholesale hedges that were entered into in order to hedge the economics of a portion of our wholesale operations. These amounts primarily relate to settlements of forward power hedges, long-term tolling purchases, long-term natural gas transportation contracts not serving our generation assets and our legacy energy trading. We believe that it is useful to us, investors, analysts and others to show our results in the absence of hedges. The impact of these hedges on our financial results is not a function of the operating performance of our generation assets, and excluding the impact better reflects the operating performance of our generation assets based on prevailing market conditions. We previously referred to these hedges as “Historical and Operational Wholesale Hedges.”

•	Unrealized Gains/Losses on Energy Derivatives. We use derivative instruments to manage operational or market constraints and to increase the return on our generation assets. We are required to record in our consolidated statement of operations non-cash gains/losses related to future periods based on current changes in forward commodity prices for derivative instruments receiving mark-to-market accounting treatment. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In some cases, the underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to and reversing in future delivery periods, analysis of results of operations from one period to another can be difficult. We believe that excluding these unrealized gains/losses on energy derivatives provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another. These gains/losses are also not a function of the operating performance of our generation assets, and excluding their impact helps isolate the operating performance of our generation assets under prevailing market conditions.
     The most directly comparable GAAP measure is contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (our segment measure) for the wholesale energy segment.
     “Open Wholesale Contribution Margin.” We define “open wholesale contribution margin” as revenues less cost of sales, operation and maintenance and bad debt expense, adjusted to exclude the impact of wholesale hedges and unrealized gains/losses on energy derivatives, as described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.” The most directly comparable GAAP financial measure is contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (our segment measure) for the wholesale energy segment.
     “Retail Gross Margin.” We define “retail gross margin” as revenues less cost of sales for our retail energy segment adjusted to exclude the impact of the items described below.
•	Unrealized Gains/Losses on Energy Derivatives. We use derivative instruments to manage operational or market constraints and to execute our retail energy segment’s supply procurement strategy. We are required to record in our consolidated statement of operations non-cash gains/losses related to future periods based on current changes in forward commodity prices for derivative instruments receiving mark-to-market accounting treatment. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In substantially all cases, the underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to and reversing in future delivery periods, analysis of results of operations from one period to another can be difficult. We believe that excluding these unrealized gains/losses on energy derivatives provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another.

•	Sale of Northeast C&I Derivative Liability. In December 2008, we sold our C&I contracts in the Northeast and recognized a gain of $63 million. In connection with this sale, we assigned contracts accounted for as derivatives that had a liability balance of $56 million at the time of the sale. This $56 million liability represents the realized loss on the derivatives sold in the sale of

Northeast C&I contracts. We exclude this realized loss since it is more than offset by the gain on the sale of the sold contracts, which is not included in retail gross margin or retail contribution margin. When analyzing margins for our ongoing retail energy business, management does not consider the effect of this $56 million realized loss. We believe that excluding this item provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another.
     The most directly comparable GAAP financial measure is contribution margin, including unrealized gains/losses on energy derivatives and sale of Northeast C&I derivative liability (our segment measure) for the retail energy segment.
     “Retail Contribution Margin.” We define “retail contribution margin” as revenues less cost of sales, operation and maintenance, selling and marketing and bad debt expense, adjusted to exclude the impact of unrealized gains/losses on energy derivatives and the sale of Northeast C&I derivative liability, each as described above under “Retail Gross Margin.” The most directly comparable GAAP financial measure is contribution margin, including unrealized gains/losses on energy derivatives and sale of Northeast C&I derivative liability (our segment measure) for the retail energy segment.
Non-GAAP EBITDA Measures
     “EBITDA” and “Adjusted EBITDA.” We believe that earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA provide meaningful representations of our consolidated operating performance. We consider EBITDA and adjusted EBITDA as performance measures rather than liquidity measures. In addition, many analysts and investors use EBITDA to evaluate financial performance. Adjusted EBITDA includes the following adjustments:
•	Unrealized Gains/Losses on Energy Derivatives. Described above under “Open Wholesale Gross Margin,” “Open Energy Gross Margin” and “Retail Gross Margin.”

•	Western States Litigation and Similar Settlements. We exclude charges related to settlement of civil and criminal actions in our legacy western states and similar litigation. Because these charges are not representative of our ongoing business operations, our management believes that excluding them provides a more meaningful representation of our results of operations. For additional information, see note 14 to our consolidated financial statements in our most recent Form 10-K.

•	Credit-Enhanced Retail Structure Unwind Costs. We exclude charges related to our decision to unwind the credit-enhanced retail structure with Merrill Lynch. These charges result from our efforts to mitigate our potential credit exposure and ensure that we would have sufficient capital to operate our retail business without the benefit of the credit-enhanced retail structure and are not a function of our operating performance. Accordingly, our management believes that excluding these charges provides a more meaningful representation of our results of operations. For additional information, see note 7 to our consolidated financial statements in our Form 10-K.

•	Goodwill Impairments. During 2008, we recorded a goodwill impairment charge of $305 million related to our wholesale energy segment. We exclude this charge because it is not representative of our ongoing business operations. For additional information, see note 4 to our consolidated financial statements in our Form 10-K.

•	Debt Extinguishments. We exclude charges incurred in connection with the refinance of debt. These charges consist primarily of the cash premium paid in 2007 to holders who tendered their 9.25% senior secured notes due 2010 and 9.50% senior secured notes due 2013 and the consent solicitation fee paid to holders who tendered prior to the consent payment deadline. These charges result from our efforts to increase our financial flexibility and are not a function of our operating performance. Accordingly, our management believes that excluding them provides a more meaningful representation of our results of operations. For additional information, see note 6(c) to our consolidated financial statements in our most recent Form 10-K.
     The most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA is income (loss) from continuing operations before income taxes.
     “Open EBITDA.” Open EBITDA includes the adjustments described above under “EBITDA” and “Adjusted EBITDA” as well as the following adjustments, which we believe help to provide a meaningful representation of our consolidated operating performance:
•	Wholesale Hedges. Described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

•	Gains on Sales of Emission and Exchange Allowances. As part of our effort to operate our business efficiently, we periodically sell emission and exchange allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. We believe that excluding the gains from such sales is useful because these gains are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•	Gains or Losses on Sales of Assets. We exclude gains or losses on asset sales because we believe that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•	Sale of Northeast C&I Derivative Liability. In December 2008, we sold our C&I contracts in the Northeast and recognized a gain of $63 million. In connection with this sale, we assigned contracts accounted for as derivatives that had a liability balance of $56 million at the time of the sale. This $56 million liability represents the realized loss on the derivatives sold in the sale of Northeast C&I contracts. We exclude this realized loss since it is more than offset by the gain on the sale of the sold contracts, which is not included in Open EBITDA. When analyzing performance for our ongoing business, management does not consider the effect of this $56 million realized loss. We believe that excluding this item provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another.
     The most directly comparable GAAP financial measure to open EBITDA is income (loss) from continuing operations before income taxes.
Non-GAAP Free Cash Flow Measures
     Our non-GAAP cash flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our non-GAAP cash flow measures are useful because they provide a representation of our cash level available to service debt on a normalized basis, both before and after capital expenditures and emission and exchange allowances activity.
     “Adjusted Cash Flow Provided By (Used In) Continuing Operations.” We define adjusted cash flow provided by (used in) continuing operations as operating cash flow from continuing operations (which is the most directly comparable GAAP financial measure) excluding:
•	Western States Litigation and Similar Settlements Payments. We exclude the cash outflows related to settlement of civil and criminal actions in our legacy western states and similar litigation. Because these payments are not representative of our ongoing business operations, we believe that excluding these outflows provides a more meaningful representation of our cash flow on an ongoing basis. For additional information, see note 14 to our consolidated financial statements in our most recent Form 10-K.

•	Credit-Enhanced Retail Structure Unwind Costs. We excluded the cash outflows related to our decision to unwind the credit-enhanced retail structure with Merrill Lynch. These payments result from our efforts to mitigate our potential credit exposure and ensure that we would have sufficient capital to operate our retail business without the benefit of the credit-enhanced retail structure and are not a function of our operating performance. Accordingly, our management believes that excluding them provides a more meaningful representation of our cash flow on an ongoing basis. For additional information, see note 7 to our consolidated financial statements in our Form 10-K.

•	Change in Margin Deposits, Net. We post collateral to support a portion of our commodity sales and purchase transactions. The collateral provides assurance to counterparties that contractual obligations will be fulfilled. As the obligations are fulfilled, the collateral is returned. We commonly use both cash and letters of credit as collateral. The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow. When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow. We believe that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.
     “Free Cash Flow Provided By (Used In) Continuing Operations.” Free cash flow provided by (used in) continuing operations is the same as adjusted cash flow provided by (used in) continuing operations but is further adjusted for capital expenditures and the following item:
•	Net Sales (Purchases) of Emission and Exchange Allowances. The cash flows from sales and purchases of emission and exchange allowances are classified as investing cash flows for GAAP purposes; however, we purchase and sell emission and exchange allowances in connection with the operation of our generating assets. As part of our effort to operate our business efficiently, we periodically sell emission and exchange allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. Consistent with subtracting capital expenditures (which is a GAAP investing cash flow activity) in calculating free cash flow, we add sales and subtract purchases of emission and exchange allowances.
     The most directly comparable GAAP financial measure to free cash flow provided by (used in) continuing operations is operating cash flow from continuing operations.
Other Non-GAAP Measures
     “Gross Debt.” Gross debt is total GAAP debt plus certain off balance sheet debt. We believe that gross debt is a useful measure of our financial obligations and the strength and flexibility of our capital structure.
Item 9.01. Financial Statements and Exhibits.
(d) We furnish the following exhibit:
     99.1—Press Release dated March 2, 2009
     CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
     The earnings release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, assumptions or estimates about the outcome of pending legal actions, our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, transactions, dispositions and financings or offerings and approvals related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
     Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, ongoing negotiations with Merrill Lynch, outcome of strategic alternatives review, regulatory approvals for the sale of our Texas retail business, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Our filings and other important information are also available on our website at www.reliant.com.
     Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
INFORMATION FURNISHED
     The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC. (Registrant)
Date: March 2, 2009	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated March 2, 2009